                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

                                _______________

                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):     JANUARY 29, 1997
                                                 -----------------------------



                        SOUTHERN CRESCENT FINANCIAL CORP
                        --------------------------------
               (Exact name of registrant as specified in charter)



   GEORGIA                          0-19225                      58-1845038
-----------------               ----------------             ------------------
(State or other                 (Commission File              (I.R.S. Employer
jurisdiction of                      Number)                 Identification No.)
incorporation)



1585 SOUTHLAKE PARKWAY, MORROW, GEORGIA                             30260
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:  (770) 968-6868
                                                     --------------------------



                                 NOT APPLICABLE
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On January 22, 1997, the Company elected to replace its existing independent public saccount firm, Grant Thornton LLP ("Grant Thornton"), with Arthur Andersen LLP. Neither of Grant Thornton's reports on the Company's financial statements for the years ended December 31, 1994 or 1995 contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles. The change of accountants was approved by the Board of Directors. The Company had no disagreements with Grant Thornton LLP during any of the years ended December 31, 1994, 1995 or 1996 or during the interim period through January 22, 1997 (date of dismissal) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure that would have caused that firm to make reference to the subject disagreement if it had not been resolved to Grant Thornton's satisfaction.

ITEM 7. EXHIBITS

     The following exhibit is attached to this Report:

          Exhibit 16: Letter from Grant Thornton LLP to the Company dated January 24, 1997.


                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    SOUTHERN CRESCENT FINANCIAL CORP



                                    By:  /s/ Charles M. Buckner
                                       ---------------------------------------
                                         Charles M. Buckner
                                         President and Chief Executive Officer


                                    Date:  1/29/97
                                         ------------------------------------

                                      -2-
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                                   EXHIBIT 16
                                   ----------

                   LETTER ON CHANGE OF CERTIFYING ACCOUNTANT

                                      -3-